Exhibit 10.4
EXECUTION VERSION

DATED  September 22, 2017

MANAGEMENT SERVICES AGREEMENT

Ocean Rig UDW Inc.

The Subsidiaries party hereto

TMS Offshore Services Ltd.

THIS MANAGEMENT SERVICES AGREEMENT (this "Agreement") is made on September 22, 2017 among:
(1)
OCEAN RIG UDW INC., a company registered by way of continuation as an exempted company in the Cayman Islands with company registration number 310396 and its principal executive office at c/o Ocean Rig Cayman Management Services SEZC Limited, 3rd Floor Flagship Building, Harbour Drive, Grand Cayman, Cayman Islands (the "Parent");

(2)
THE SUBSIDIARIES of the Parent, all of which are listed on the signature pages hereto (together with the Parent, and each Subsidiary of the Parent formed following the date hereof collectively, the "Company"); and

(3)	TMS OFFSHORE SERVICES LTD., a corporation organized under the laws of the Marshall Islands (the "Manager").
IT IS AGREED as follows:
1.	DEFINITIONS
1.1	In this Agreement save where the context otherwise requires, the following words and expressions shall have the meanings hereby assigned to them:
"Affiliate" means, with respect to any specified Person, (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
"Annual Approved Budget" means the budget for the Company approved annually by the board of directors of the Parent.
"Applicable ABAC Laws" means all laws and regulations applying to the Owner prohibiting bribery, money laundering and other related forms of corruption, including fraud, tax evasion, insider dealing and market manipulation..
"Bonus Fee" has the meaning given to it in Clause 8.2.
"Business Day" means a day that banks are open for business in each of the Cayman Islands, London, Greece and New York.
"Cause" means: (i) an intentional or wilful material breach (which shall include, inter alia, fraud or theft against the Company) or violation of any material terms in this Agreement or any Individual Management Agreement that is not cured within ninety (90) days following written notice of such breach or violation from Parent; (ii) the conviction for, or a plea of guilty or no contest to, fraud or a felony each solely in connection with the Management Services by either of the Senior Supervisory Personnel; or (iii) the commission of fraud or a felony by any director, officer or employee of the Manager other than Senior Supervisory Personnel unless (A) the Manager terminates (and, in the case of a director, removes) such director, officer or employee promptly (and in no event later than five (5) Business Days) following receipt of the relevant Notice of Termination for Cause and (B) the Manager commences appropriate actions and remedies against such director, officer or employee on behalf of the Manager and the Parent.
"Commencement Date" means September 22, 2017.
"Company's Insurances" has the meaning specified in Clause 7(a).
"Convenience Termination Fee" has the meaning specified in Clause 8.5.
"EBITDA" means, with respect to the Company, on a consolidated basis, determined in accordance with GAAP, the net income of the Company, plus interest, plus cash taxes, plus depreciation, plus amortization, plus non-cash charges related to grants of equity by the Company to service-providers, plus any extraordinary items of expense, less any extraordinary items of income.
"Escrow Agreement" means the Escrow Agreement, dated as of the date hereof, among the Parent, the Manager and Ince and Co. (London), as Escrow Agent.
"Escrow Account" has the meaning specified in Clause 15.2.
"Fixed Annual Cash Payments" means $15,500,000 in fixed annual cash payments paid in accordance with Clause 8.1.
"Flag State" means the state whose flag the Vessel is flying.
"General Services" has the meaning specified in Clause 4.1.
"Governance Agreement" means the Governance Agreement dated as of          , 2017 by and among the Parent, each of its Subsidiaries and the Shareholder (as defined therein).
"Individual Management Agreements" means the management agreements entered into between each of the Owners and the Manager, which will become effective on the Commencement Date.
"Individual Services" has the meaning specified in Clause 4.2.
"Management Services" means the General Services, the Individual Services and all other functions performed by the Manager under the terms of this Agreement.
"Memorandum and Articles" means the second amended and restated Memorandum and Articles of Association of the Parent, as may be amended, modified or amended and restated and in effect from time to time, the form of which is attached hereto as Exhibit A; provided, however, that for purposes of Clause 15.5, prior to the enactment of the Memorandum and Articles in the form attached as Exhibit A, Memorandum and Articles shall mean the Memorandum and Articles attached as Exhibit A notwithstanding that such Memorandum and Articles have not been enacted.
"Notice of Termination for Cause" has the meaning specified in Clause 15.2.
"Objection Notice" has the meaning specified in Clause 15.3.

"Owner" means any entity of the Company that is the registered owner of a Vessel.
"Person" means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, trust, joint venture or other legal entity, or a governmental agency or political subdivision thereof.
"Power of Attorney" means the power of attorney in the form set out in Schedule 9.3.
"Restricted Shares" has the meaning specified in Clause 9.
"Restructuring Agreement" means the Restructuring Agreement, dated March 23, 2017, by and among the Parent, the Subsidiary Borrowers (as defined therein) and the Initial Supporting Creditors (as defined therein), as amended, supplemented or otherwise modified from time to time.
"Revenue Efficiency" has the meaning specified in Clause 8.2(a)(i).
"Security Deposit" has the meaning specified in Clause 8.6.
"Senior Supervisory Personnel" means Mr. George Economou or Mr. Anthony Kandylidis.
"Strategic Priorities Metric" has the meaning specified in Clause 8.2(d).
"Subsidiary" means, with respect to any specified company:
(a)
any corporation, limited liability company, association or other business entity (other than a partnership) of which more than 50% of the total voting power of shares entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders' agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, limited liability company, association or other business entity is at the time owned or controlled, directly or indirectly, by that company, or one or more of the other Subsidiaries of that company (or a combination thereof); and

(b)
any partnership of which (i) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such company or one or more of the other Subsidiaries of that company (or a combination thereof), whether in the form of general, special or limited partnership interests or otherwise, or (ii) such company or any Subsidiary of such company is a controlling general partner or otherwise controls such entity.

"Surrendered Shares" has the meaning specified in Clause 9.1.
"Total Costs" means G&A, Running Cost, Special Items and Project Costs, each as defined in the Annual Approved Budget.
"TRIR" means, with respect to the Company, the total recordable incident rate: calculated as an amount equal to: (a) the product of (i) the number of recordable incidents (restricted work case, medical treatment case, lost time accident, or fatality) multiplied by (ii) 200,000, divided by (b) total working hours.

"Vessel" means (a) the vessels which are described in Annex "A" attached hereto and (b) any other vessel acquired by the Company during the term of this Agreement.
1.2	Interpretation In this Agreement:
(a)	Singular/Plural
The singular includes the plural and vice versa as the context admits or requires.
(b)	Headings
The index and headings to the clauses and exhibits to this Agreement are for convenience only and shall not affect its construction or interpretation.
2.	COMMENCEMENT AND APPOINTMENT
With effect from the Commencement Date and continuing unless and until terminated as provided herein, the Company hereby appoints the Manager and the Manager hereby agrees to act as the Manager of the Company in respect of the Management Services.
3.	AUTHORITY OF THE MANAGER
Subject to the terms and conditions herein provided, during the period of this Agreement the Manager shall carry out the Management Services in respect of the Company as agents for and on behalf of the Company. The Manager shall have authority to take such actions as it may from time to time in its absolute discretion consider to be necessary to enable it to perform the Management Services in accordance with sound management practice, including but not limited to compliance with all relevant rules and regulations.
4.	MANAGEMENT SERVICES
4.1	General Management Services.
The Manager shall manage or provide generally all commercial and administrative management services required by the Company in connection with their business and operations (the "General Services") on the terms and conditions set forth herein. The General Services shall encompass all administrative and commercial functions required for the operation of the business of the Company, (other than technical services), and shall include, without limitation the following functions:
(a)	seeking and negotiating employment for the Vessels of the Company and the conclusion (including the execution thereof) of charter parties or other contracts relating to the employment of the Vessels;
(b)
arranging insurances for the Vessels and the general operations of the Company, on such terms as the Company shall have instructed or agreed, in particular regarding conditions, insured values, deductibles, franchises and limits of liability and requirements of charter parties, financing agreements or other contracts relating to the Vessels;

(c)	providing services related to the financing, treasury, accounting and other day-to-day financial operations of the Company;
(d)	retaining counsel for the Company and otherwise coordinating the various legal services required by the Company;
(e)	providing information technology services for the Company;
(f)	providing manning services for the Company;
(g)	providing commercial and marketing services for the Company;
(h)	providing executive services for the Company;
(i)	providing legal support services for the Company;
(j)	providing superintendency services for the Company;
(k)	preparing and filing all financial and other reports required for the Company to comply with applicable securities laws, its loan and credit agreements, and the Memorandum and Articles;
(l)
providing other non-technical/operational support services for the Company, including such services as may be required to ensure that the Company complies with all requirements of charter parties, financing agreements or other contracts relating to the Vessels;

(m)	providing catering services for the Company;
(n)	providing other administrative services for the Company, as requested by the Parent or the relevant Subsidiary of the Company; and
(o)	such additional services as shall be agreed by the Parent and the Manager.
4.2	Individual Management Agreements
Each Owner will enter into an Individual Management Agreement with the Manager for the provision of certain management services associated with the management of the Vessel owned by such Owner (the "Individual Services"). These services shall encompass the General Services as well as any additional or specialized services required by each Owner. Attached hereto as Schedule 4.2 is a description of the material terms of the Individual Management Agreements. All fees paid by the Company under any Individual Management Agreement shall reduce the fees payable by the Company under this Agreement. Notwithstanding anything to the contrary in this Agreement or any Individual Management Agreement, (a) no fee shall be payable to the Manager by the Company if it would result in the aggregate fees paid by the Company to exceed the fees set forth in Clause 8 (other than Clause 8.6) and (b) in the event of any conflict between any term or provision in an Individual Management Agreement and the terms and provisions of this Agreement, this Agreement shall govern.

5.	MANAGER'S OBLIGATIONS
5.1
The Manager undertakes to use its best endeavours to provide the Management Services as agents for and on behalf of the Company in accordance with sound management practice and to protect and promote the interests of the Company in all matters relating to the provision of services hereunder.

5.2
Without limiting in any manner its obligations under Section 5.1, the Manager shall be entitled to allocate its available supplies, manpower and services in such manner as in the prevailing circumstances the Manager in its absolute discretion considers to be fair and reasonable.

6.	COMPANY'S OBLIGATIONS
6.1
The Company shall pay all sums due to the Manager punctually in accordance with the terms of this Agreement. In the event of payment after thirty (30) days following the due date of any outstanding sums, the Manager shall be entitled to charge interest at the rate of 2% per annum, unless such payment is subject to a bona fide dispute.

6.2
The Company shall cooperate with Manager in the performance of the General Services and the Individual Services, and shall not impede the Manager from performing the General Services and the Individual Services subject to the Company's right to request fewer Management Services.

7.	INSURANCE POLICIES
The Company shall procure, by instructing the Manager under Clause 4.1(b), that throughout the period of this Agreement:
(a)	at the Company's expense, each Vessel is insured for not less than its sound market value or entered for its full gross tonnage, as the case may be for:
(i)	hull and machinery marine risks (including but not limited to crew negligence) and excess liabilities;
(ii)	protection and indemnity risks (including but not limited to pollution risks and diversion expenses);
(iii)	war risks (including but not limited to blocking and trapping, protection and indemnity, terrorism and crew risks); and
(iv)	such optional insurances as may be agreed (such as piracy, kidnap and ransom, loss of hire and FD & D).
Sub-clauses 7(a)(i) through 7(a)(iv) all in accordance with the best practice of prudent owners of vessels of a similar type to the Vessel, with sound and reputable insurance companies, underwriters or associations and having regard to the requirements of charter parties, financing agreements or other contracts relating to the Vessels (the "Company's Insurances");
(b)	all premiums, deductibles, supplementary calls and/or excess supplementary calls and release calls on the Company's Insurances are paid by their due date on a gross basis;

(c)
the Company's Insurances name the Manager and, subject to underwriters' agreement, any third party designated by the Manager as a joint assured, with full cover. It is understood that in some cases, such as protection and indemnity, the normal terms for such cover may impose on the Manager and any such third party a liability in respect of premiums or calls arising in connection with the Company's Insurances.

If obtainable at no additional cost, however, the Company shall procure such insurances on terms such that neither the Manager nor any such third party shall be under any liability in respect of premiums or calls arising in connection with the Company's Insurances. In any event, on termination of this Agreement in accordance with Clause 14 and Clause 15, the Company shall procure that the Manager and any third party designated by the Manager as joint assured shall cease to be joint assured and, if reasonably achievable, that they shall be released from any and all liability for premiums and calls that may arise in relation to the period of this Agreement; and
(d)
written evidence is provided, to the reasonable satisfaction of the Manager, of the Owners' compliance with their obligations under this Clause 7 within a reasonable time of the commencement of the Agreement, and of each renewal date and, if specifically requested, of each payment date of the Company's Insurances, it being understood that the Manager shall arrange for insurance per Clause 4.1(b) and Clause 7.

8.	FEES AND EXPENSES
8.1
Fixed Annual Cash Payments

The Company will pay to the Manager the Fixed Annual Cash Payments, plus reasonable out-of-pocket expenses (including professionals' fees and expenses), travel expenses and expenses in connection with the performance of the Management Services and consistent with the policies of the Company at the time of the transaction, which shall be invoiced monthly and supported by relevant documentation, including but not limited to expenses incurred pursuant to Section 12. For the avoidance of doubt, the Fixed Annual Cash Payments shall not be reduced by the Company in the event the Company requests fewer services than are required to be performed under this Agreement. The Fixed Annual Cash Payments shall be paid on the first day of each month in advance.

8.2	Bonus Fee The Company shall pay to the Manager up to an additional $10,000,000 per year (the "Bonus Fee") based on the following incentive criteria:
(a)	Uptime Bonus Fee
(i)	As used herein, "Revenue Efficiency" means realized uptime measured as revenue earning days divided by available contracted drilling days.
(ii)	The Company shall pay a Bonus Fee to be calculated based on thresholds of Revenue Efficiency for the full calendar year as follows:
(A)          a Bonus Fee of $0 if Revenue Efficiency is less than 93%;

(B)          a proportionally increasing Bonus Fee between 0-100% of $2,500,000 if Revenue Efficiency is at least 93.1% and less than or equal to 97%; and
(C)          a $2,500,000 Bonus Fee if Revenue Efficiency is greater than 97%.
(b)	Safety Record
(i)	The Company shall pay a second Bonus Fee calculated as follows:
(A)          a $1,250,000 Bonus Fee if TRIR is under 0.4; and
(B)          a $2,500,000 Bonus Fee if TRIR is under 0.3.
(c)	Annual Approved Budget
(i)	The Company shall pay a third Bonus Fee calculated as follows:
(A)          If the Company's Total Costs are equal or less than the amount set forth in the Annual Approved Budget, the Manager shall receive a Bonus Fee of $2,500,000.
(B)          If the Company's Total Costs are not more than 110% of the amount set forth in the Annual Approved Budget, the Manager shall receive a Bonus Fee of $1,250,000.
(C)          If the Company's Total Costs are not more than 120% of the amount set forth in the Annual Approved Budget, the Manager shall receive a Bonus Fee of $500,000.
(d)
Strategic Priorities The board of directors of the Parent shall, prior to the beginning of each calendar year or, in the case of calendar year 2017, sixty (60) days following the date of this Agreement, propose a series of strategic goals for the Company. At the end of each calendar year, the board of directors of the Parent shall assess the performance of the Manager against such goals and award a fourth Bonus Fee between $0 and $2,500,000, based upon such assessment of such strategic goals. The assessment of performance of such strategic goals and the determination of the amount of the award of such fourth Bonus Fee are referred to as the "Strategic Priorities Metric."

(e)
Each Bonus Fee shall be calculated by the Company as soon as practicable after the completion of the Company's audited financial statements for the relevant calendar year, and shall be payable on the later of (i) April 30th of the following calendar year and (ii) thirty (30) days following the completion of such audited financial statements.

(f)
For any partial calendar year that this Agreement is in effect (whether the initial partial calendar year or the final partial calendar year for which the Agreement is in effect) the various performance criteria set forth in this Section 8.2 shall be calculated on an annualized basis for such partial calendar year, and the Manager shall be entitled to the Bonus Fees calculated for such partial calendar year as set forth above multiplied by a fraction, the numerator of which is the number of days elapsed in such calendar year during which the Agreement was in effect and the denominator of which is 365.
(g)
In the event of the termination of this Agreement, including a Termination for Convenience in connection with which the Convenience Termination Fee is paid, the Company shall, within thirty (30) days following the completion of the audited financial statements for the calendar year of any termination, calculate and pay any Bonus Fees payable pursuant to clause (f) above for the partial year that elapsed prior to such termination, provided, however, if this Agreement is terminated by the Company for Cause, then there shall not be any Bonus Fees payable with respect to the portion of the calendar year during which the termination occurs that has elapsed prior to the date of such termination.

8.3	Commercial Fee
The Company shall pay to the Manager a 1.0% commercial fee on all monies earned under any drilling contract entered into after the Commencement Date; provided that, with respect to any such drilling contracts the commercial fee shall be reduced dollar-for-dollar by any fees paid to third parties (other than local partners and/or agents required by local law) in connection with such new drilling contracts. The fees payable to the Manager for contracts entered into prior to the Commencement Date shall not be affected by this Agreement. Notwithstanding anything to the contrary herein, the commercial fees on all monies earned by a member of the Company under any drilling contract entered into prior to termination or expiration of this Agreement shall remain due and payable in full to the Manager until the expiration of all such drilling contracts, except solely with respect to any drilling contract with respect to which a felony is proven beyond a reasonable doubt in a court of law in connection with the procuring of such drilling contract which leads to termination of this Agreement for Cause.
8.4	Other Fees
Each Owner (or the Parent with respect to such Owner), as applicable, shall, at its election provided in writing to the Manager, pursue services at the following rates with the Manager:
(a)	a fee of $35 per person per day for offshore personnel provided through the Manager, such offshore personnel's wages and related expenses being the responsibility of the Company;
(b)
a fee of $50 per person per day for catering services provided through the Manager, the wages and related expenses of the personnel providing such catering services, including provisions but excluding travel expenses, being the responsibility of the Manager; and

(c)
a fee of $2,000 per person per day for superintendent attendance offshore provided by the Manager, the wages and related expenses of the personnel providing such superintendent services, but excluding travel expenses, being the responsibility of the Manager.

For the avoidance of doubt the Company shall remain responsible for any travel expenses associated with the provision of these services
8.5
Termination Fees In the event of the termination of this Agreement by the Parent without Cause, the Company shall pay to the Manager a fee of the greater of (x) $150,000,000, which amount shall be reduced rateably on a daily basis over the term of the Management Agreement and (y) $30,000,000 (the "Convenience Termination Fee").

8.6
Security Deposit On the Commencement Date, pursuant to the Escrow Agreement, the Company shall place into escrow a refundable security deposit of $5,000,000 (the "Security Deposit"). The Security Deposit shall be refundable to the Parent at the end of the then existing term. If, for any reason, any member of the Company fails to make payment of any amounts due and owing under this Agreement or any Individual Management Agreement, the Manager may draw upon such Security Deposit until paid in full. Upon any such drawing, the Parent shall promptly replenish the Security Deposit so that it remains at $5,000,000. Notwithstanding anything herein to the contrary, if the Company owes the Manager an amount greater than the amount of the Security Deposit, the Company shall still owe any difference between the amount owed and the Security Deposit, payable within fifteen (15) Business Days of such payment being due.

8.7	Other Fees The Company shall pay such other fees as shall be provided for under this Agreement and the respective Individual Management Agreements to the extent approved by the Parent.
9.	MANAGEMENT INCENTIVE PLAN
9.1
Parent hereby grants to the Manager those Ordinary Shares to be issued to the Manager in accordance with the Restructuring Agreement (the "Restricted Shares"). The Restricted Shares shall be surrendered back to the Parent upon the occurrence of a termination of this Agreement by the Company for Cause as follows: (i) termination prior to the first anniversary hereof, 100% of the Restricted Shares shall be surrendered; (ii) termination on or after the first anniversary hereof but prior to the second anniversary hereof, 75% of the Restricted Shares shall be surrendered; (iii) termination on or after the second anniversary hereof but prior to the third anniversary hereof, 50% of the Restricted Shares shall be surrendered; and (iv) termination on or after the third anniversary hereof but prior to the fourth anniversary hereof, 25% of the Restricted Shares shall be surrendered (such amount of shares surrendered being the "Surrendered Shares"). Upon any surrender of Restricted Shares in accordance with this Clause 9.1:

(a)
the Manager shall deliver, or cause to be delivered to the Parent: (i) a stock transfer form in respect of the Surrendered Shares; and (ii) share certificates (if any) issued in respect of the Surrendered Shares; and

(b)	the Parent shall procure the updating of the register of members of the Parent to reflect the surrender of the Surrendered Shares.
9.2
Notwithstanding the foregoing, (a) the surrenders described above will only occur upon either (x) in the case of an event described in sub-clauses (i) or (iii) of the definition of Cause, (A) if no Objection Notice is timely delivered, upon the date of termination of this Agreement, and (B) otherwise, upon the determination by the arbitrator that Cause exists; or (y) a conviction for, or a plea of guilty or no contest to, fraud or a felony, each solely in connection with the services to be provided under this Agreement by either of the Senior Supervisory Personnel and (b) the number of shares subject to such surrender shall be calculated as of the date of termination.

9.3
Restricted Shares shall not be transferable except that, subject to the provisions for possible surrender set forth herein, Restricted Shares may be transferred by the Manager to: (a) its Affiliates; (b) employees of the Manager or its Affiliates or (c) to employees of the Company. All Restricted Shares for which the surrender provisions have expired are freely transferable by the holder thereof.

9.4
In connection with the grant of Restricted Shares, the Manager (i) shall deliver to the Parent a duly executed Power of Attorney, (ii) shall procure that any proposed transferee in respect of Restricted Shares (which are subject to surrender in accordance with clause 9.1) shall deliver to the Parent a duly executed Power of Attorney, and (iii) hereby acknowledges and agrees that no transfer of the Restricted Shares (which are subject to surrender in accordance with clause 9.1) may be effected save in accordance with the provisions of this Agreement. Any transfer or attempted transfer of any Restricted Shares (which are subject to surrender in accordance with clause 9.1) in violation of any provision of this Agreement shall be void and of no effect, and the Parent shall not give effect to such transfer nor record such transfer in its register of members nor treat any purported transferee of such Restricted Shares as the owner of such Restricted Shares for any purpose.

10.	MANAGER'S RIGHT TO SUB-CONTRACT
The Manager shall not subcontract any of its obligations hereunder without the prior written consent of the Company which shall not be unreasonably withheld. In the event of such-a-subcontract the Manager shall remain fully liable for the due performance of its obligations under this Agreement. Notwithstanding the foregoing, the Manager may subcontract any of its obligations hereunder to any Affiliate of the Manager without limitation, provided, however, that, unless the Company provides its prior written consent (not to be unreasonably withheld), to the novation of the Manager's responsibilities and obligations to the relevant subcontractor, the Manager remain fully liable for the due performance of its obligations under this Agreement. Notwithstanding anything to the contrary herein, the Manager shall not be entitled to reimbursement for out-of-pocket fees, expenses or other amounts paid to a third party or subcontractor in connection with the provision of the Management Services.
11.	RESPONSIBILITIES
11.1	Force Majeure

(a)
Neither party shall be liable for any loss, damage or delay due to any of the following force majeure events and/or conditions to the extent that the party invoking force majeure is prevented or hindered from performing any or all of their obligations under this Agreement, provided they have made all reasonable efforts to avoid, minimize or prevent the effect of such events and/or conditions:

(i)	of God;
(ii)	any Government requisition, control, intervention, requirement or interference;
(iii)	any circumstances arising out of war, threatened act of war or warlike operations, acts of terrorism, sabotage or piracy, or the consequences thereof;
(iv)	riots, civil commotion, blockades or embargoes;
(v)	epidemics;
(vi)	earthquakes, landslides, floods or other extraordinary weather conditions;
(vii)	strikes, lockouts or other industrial action, unless limited to the employees of the party seeking to invoke force majeure;
(viii)	fire, accident, explosion except where caused by negligence of the party seeking to invoke force majeure; and
(ix)	any other similar cause beyond the reasonable control of either party.
11.2	Liability
The Manager shall have no liability whatsoever to the Company for any loss, damage, delay or expense of whatsoever nature, whether direct or indirect, and howsoever arising in the course of performance of the services under this Agreement or any Individual Management Agreement, unless same is proved to have resulted from the wilful default of the Manager or its employees or agents, or sub-contractors employed by the Manager, in which case the Manager's liability for each incident or series of incidents giving rise to a claim or claims shall never exceed a total of (a) prior to the first anniversary hereof, $15,500,000, and (b) thereafter, the aggregate fees paid under this Agreement during the immediately preceding twelve-month period; provided, however, that notwithstanding the foregoing, there shall be no limitation on liability in the case of a loss, damage, delay or expense resulting from fraud or theft of Senior Supervisory Personnel. The provisions of this Section 11.2 supersede any similar or analogous provision contained in any Individual Management, and all such provisions of any Individual Management Agreement shall not have any force or effect.
11.3
Indemnity

Except with respect to any amount for which the Manager would be liable to the Company under Clause 11.2, the Company hereby undertakes to indemnify the Manager and its officers, directors, former directors, employees, partners, members, agents, attorneys, financial advisors or other professionals, representatives and advisers, and hold each of them harmless against all actions, proceedings, claims, demands or liabilities whatsoever or howsoever arising which may be brought against them or incurred or suffered by or arising out of or in connection with the performance of this Agreement, any prior management agreement between the Manager and Parent or any Subsidiary, or any Individual Management Agreement, and against and in respect of all costs, loss, damages and expenses (including legal costs and expenses on a full indemnity basis) which the Manager and its officers, directors, former directors, employees, partners, members, agents, attorneys, financial advisors or other professionals, representatives and advisers may suffer or incur (directly or indirectly) in the course of performance of this Agreement, any prior management agreement between the Manager and Parent or any Subsidiary or any Individual Management Agreement. The provisions of this Section 11.3 supersede any similar or analogous provision contained in any Individual Management, and all such provisions of any Individual Management Agreement shall not have any force or effect.
12.	GENERAL ADMINISTRATION
12.1
The Manager shall keep the Company informed in a timely manner of any incident of which the Manager becomes aware which gives or may give rise to delay to the Vessel or claims or disputes involving third parties or any non-compliance with the requirements of any charter party or other contract relating to the Vessel.

12.2
The Manager shall handle and settle all claims and disputes arising out of the Management Services hereunder, unless the Company instructs the Manager otherwise. The Manager shall keep the Company appropriately informed in a timely manner throughout the handling of such claims and disputes.

12.3	The Company may request the Manager to bring or defend other actions, suits or proceedings related to the Management Services on terms to be agreed.
12.4
The Manager shall have power to obtain appropriate legal or technical or other outside expert advice in relation to the handling and settlement of claims in relation to Clauses 12.1 and 12.2 and disputes and any other matters affecting the interests of the Company in respect of any Vessel, unless the Company instructs the Manager otherwise.

On giving reasonable notice, the Company may request, and the Manager shall in a timely manner make available, all documentation, information and records in respect of the matters covered by this Agreement and/or the Management Services that is reasonably requested by the Company.
On giving reasonable notice, the Manager may request, and the Company shall in a timely manner make available, all documentation, information and records reasonably required by the Manager to enable it to perform the Management Services.
12.5	The Company shall arrange for the provision of any necessary guarantee bond or other security in connection with disputes referred to in Clause 12.2.
13.	COMPLIANCE WITH LAWS AND REGULATIONS
The parties will not do or permit to be done anything which would, or would be reasonably expected to: (a) cause any breach or infringement of the laws and regulations to which the

Company is subject; or (b) violate the Company's policies and procedures designed to ensure compliance with Applicable ABAC Laws.
14.	DURATION OF THE AGREEMENT
14.1
The initial term of this Agreement shall be ten (10) years commencing on the Commencement Date. Thereafter, unless terminated earlier in accordance with Clause 15, the term of this Agreement shall automatically renew for successive one (1) year terms upon approval of the board of directors of the Parent, which approval shall be given at least ninety (90) days prior to the expiration of the then existing term.

14.2
Where any Vessel is not at a mutually convenient port or place on the expiry of such period, this Agreement shall terminate on the subsequent arrival of the Vessel at the next mutually convenient port or place.

15.	TERMINATION
15.1	This Agreement may be terminated by the Parent without Cause at any time, subject to payment of the Convenience Termination Fee within fifteen (15) Business Days of such termination.
15.2
This Agreement may be terminated by the Company for Cause upon five (5) Business Days' notice to the Manager (a "Notice of Termination for Cause") only after the Company has placed into an escrow account with an independent escrow agent acceptable to the Parent and the Manager (the "Escrow Account") the lower of (x) $50,000,000 or (y) the Convenience Termination Fee due and owing at that time, pursuant to an escrow agreement substantially in the forms of the Escrow Agreement or another form mutually agreed requiring the escrow agent to retain such amount until the Parent and the Manager mutually agree to the release thereof, or the escrow agent's receipt of an award of the arbitrator described in Clause 16 determining who is entitled to all or a portion of the funds in the Escrow Account.

15.3
If the Manager provides a written notice to the Company within such five (5) Business-Day period (an "Objection Notice") pursuant to which a director of the Manager certifies to the Company that Cause does not exist, then (a) the Company may rescind such Notice of Termination for Cause or (b) terminate this Agreement following the expiration of such five (5) Business-Day period subject to complying with the procedures under Clause 16. If the Manager fails to provide an Objection Notice within such five (5) Business-Day period, this Agreement shall terminate upon the expiration of such period and no further sums shall be due by the Company under this Agreement.

15.4
This Agreement may be terminated by the Manager if the Company is in payment default under this Agreement and such default is not cured within ninety (90) days of written notice of such default delivered to the board of directors of the Parent, except in connection with the Convenience Termination Fee, which shall have no grace period; provided, that such ninety (90) day period shall be tolled for the resolution of any bona fide dispute related to such payment default, if the amount in dispute is less than $10,000,000 and the Company continues to pay all undisputed amounts promptly as they accrue. In the event of a termination pursuant to this Clause 15.4, the Company shall pay the Convenience Termination Fee within five (5) Business Days of such termination.

15.5
If at any time on or after the date of this Agreement and prior to the enactment of the Memorandum and Articles the Manager or the Company takes, or permits any Subsidiary of the Parent to take, any action that would be in contravention or conflict with the Memorandum and Articles, then this Agreement shall automatically terminate without any requirement to pay the Convenience Termination Fee.

15.6
The provisions of this Clause 15 supersede the termination provisions of any Individual Management Agreement and the termination provisions of any Individual Management Agreement shall not have any force or effect.

16.	DISPUTE RESOLUTION
16.1
All disputes arising out of this Agreement shall be arbitrated in London, England in the following manner. One arbitrator is to be appointed by the Company, another is to be appointed by the Manager, and a third is to be appointed by the two foregoing appointed arbitrators. Their decision or that of any two of them shall be final and for the purpose of enforcing any award, this Agreement may be made a rule of the court. The arbitrators shall be commercial persons, conversant with shipping matters. Such arbitration is to be conducted in accordance with the rules of the London Maritime Arbitrators Association terms current at the time when the arbitration proceeding are commenced and in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof.

In the event that the Company or the Manager shall state a dispute and designate an arbitrator, in writing, the other party shall have thirty (30) Business Days to designate its arbitrator, failing which the appointed arbitrator can render an award hereunder.
Until such time as the arbitrators finally close the hearings, either the Company or the Manager shall have the right by written notice served on the arbitrators and on the other party to specify further disputes or differences under this Agreement for hearing and determination.
The arbitrators may grant any relief, and render an award, which they or a majority of them deem just and equitable and within the scope of the Agreement of the parties, including but not limited to the posting of security. Awards pursuant to this Clause may include costs, including a reasonable allowance for attorneys' fees and judgments may be entered upon any award made herein in any court having jurisdiction.
16.2
If, following the delivery by the Company of a Notice of Termination for Cause pursuant only to Clause 15.2, the Manager timely delivers an Objection Notice in accordance with Clause 15.3 and, notwithstanding the delivery of such Objection Notice, the Company terminates this Agreement, then:

(a)	The Company and the Manager shall refer the dispute to binding arbitration pursuant to Clause 16.1.
(b)
If the arbitrators (acting by majority) rule that Cause did exist, then (i) no further sums shall accrue to the Manager from and after the date of delivery of the Notice of Termination for Cause and (ii) all amounts on deposit in the Escrow Account shall be disbursed to the Company.

(c)
If the arbitrators (acting by majority) rule that Cause did not exist, then (i) the Company will pay to the Manager an amount equal to the Convenience Termination Fee calculated as of the date of termination of this Agreement less the amounts on deposit in the Escrow Account and (ii) all amounts on deposit in the Escrow Account shall be disbursed to the Manager.

Notwithstanding the foregoing, any conviction of the Senior Supervisory Personnel for, or a plea of guilty or no contest to, fraud or a felony each solely in connection with the Management Services shall automatically constitute Cause without having to be submitted to arbitration pursuant to this Agreement.
17.	GOVERNANCE AGREEMENT
The Manager hereby acknowledges the Governance Agreement and the Memorandum and Articles, and agrees to use commercially reasonable efforts not to take any action in contravention of the terms of the Governance Agreement and the Memorandum and Articles.
18.	NOTICES
18.1
All notices given by either party or their agents to the other party or their agents in accordance with the provisions of this Agreement shall be in writing and shall, unless specifically provided in this Agreement to the contrary, be sent to the address for that other party as set out below or as appropriate or to such other address as the other party may designate in writing.

(a)	in the case of the Company, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104 Cayman Islands; or
(b)	in the case of the Manager, c/o Cefai & Associates, 5/1 Merchants Street, Valletta, Malta.
A notice may be sent by registered or recorded mail, facsimile, electronically or delivered by hand in accordance with this Clause 18.1.
18.2	Any notice given under this Agreement shall take effect on receipt by the other party and shall be deemed to have been received:
(a)	if posted, on the seventh (7th) day after posting;
(b)	if sent by facsimile or electronically, on the day of transmission; and
(c)	if delivered by hand, on the day of delivery.
And in each case proof of posting, handing in or transmission shall be proof the notice has been given, unless proven to the contrary.
19.	PARTIAL VALIDITY
If any provision of this Agreement is or becomes or is held by any arbitrator or other competent body to be illegal, invalid or unenforceable in any respect under any law or jurisdiction, the provision shall be deemed to be amended to the extent necessary to avoid such illegality, invalidity or unenforceability, or, if such amendment is not possible, the provision shall be deemed to be deleted from this Agreement to the extent of such illegality, invalidity or unenforceability, and the remaining provisions shall continue in full force and effect and shall not in any way be affected or impaired thereby.
20.	AMENDMENTS AND WAIVERS
The terms of this Agreement may be amended by the Manager with the consent of the Parent as of the date such amendment is proposed.
21.	CONFIDENTIALITY
21.1
Except as may be required by applicable law, any non-public or confidential information relating to the business or affairs of the Company or the Company's principals obtained by the Manager in the performance of this Agreement shall be kept strictly confidential by the Manager and its Affiliates and subcontractors.

21.2	Except as may be required by applicable law this Agreement including all terms, detailed conditions and period is to be kept private and confidential and beyond the reach of any third party.
21.3
Except as may be required by applicable law, any non-public or confidential information relating to the business or affairs of the Manager and/or the Manager's principals obtained by the Company or the Company's principals and not relating to the Company, its business or its assets (which would be covered by Clause 21.1) in the performance of this Agreement shall be kept strictly confidential.

22.	ENTIRE AGREEMENT
This Agreement constitutes the entire agreement between the parties and no promise, undertaking, representation, warranty or statement by either party prior to the Commencement Date shall affect this Agreement.
23.	GOVERNING LAW
This Agreement shall be governed by and construed in accordance with English law.
24.	THIRD PARTY RIGHTS
Except to the extent provided in Clause 11.2, no third parties may enforce any term of this Agreement.
25.	SURVIVAL
The provisions of Clauses 11.2, 11.3, 15, 16, 21, 23, 24, 25 and 26 shall survive cancellation or termination of this Agreement, howsoever caused.
26.	ASSIGNMENTS
26.1	The Company may, without the consent of the Manager, assign its rights hereunder to its lenders by way of security for borrowings

26.2
Parent and its Subsidiaries may assign their rights hereunder to one another, provided that the party effecting the assignment shall remain responsible for the proper performance of this Agreement and provided that the assignee is not a competitor of any party hereto.

26.3
The Manager may assign its rights and delegate its responsibilities hereunder to any of its Affiliates, provided, however, that, unless the Company provides its prior written consent (not to be unreasonably withheld), to the novation of the Manager's responsibilities and obligations to the relevant Affiliate, the Manager shall remain responsible for the proper performance of this Agreement.

27.	COUNTERPARTS
27.1	This Agreement may be executed in any number of counterparts and:
(a)	each such counterpart shall be deemed to be an original;
(b)	all such counterparts shall constitute one and the same document; and
(c)	each Person executing a counterpart shall become a Party.
27.2	Transmission by fax or emailed scanned copy of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.
28.	RESPONSIBILITY
The Parent and its Subsidiaries shall be jointly and severally liable for all liabilities and obligations of the Company and each other under this Agreement.

THIS AGREEMENT has been entered into and takes effect on the date stated at the beginning of it.

Ocean Rig UDW Inc., as the Parent

By:	/s/ John Liveris
Name: John Liveris
Title: Director

SUBSIDIARIES

Drill Rigs Holdings Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillships Holdings Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillships Investment Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillships Ocean Ventures Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Operations Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig 1 Shareholders Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig 2 Shareholders Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Hydra Shareholders Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Paros Shareholders Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillships Holdings Operations Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Kithira Shareholders Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Skopelos Shareholders Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Skiathos Shareholders Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Skyros Shareholders Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Kythnos Shareholders Inc..

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Primelead Limited

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Olympia Rig Angola Holding S.A.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Alley Finance Co.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig 1 Shareholders Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig 2 Shareholders Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Hydra Owners Inc..

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Paros Owners Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Angola Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Drillship Kithira Owners Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Skopelos Owners Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Skiathos Owners Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Skyros Owners Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillship Kythnos Owners Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig UDW LLC

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Olympia Rig Angola, LDA

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig de Janeiro Servicos de Petroleo Ltda.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Algarve Finance Ltd.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig 1 Greenland Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Corcovado Greenland Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Gabon Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Poseidon Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Drilling Operations Coöperatief U.A.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillships Ocean Ventures Operations Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Canada Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Do Brazil Servicos de Petroleo Ltda.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Global Chartering Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Falkland Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Drill Rigs Operations Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Black Sea Coöperatief U.A.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Olympia Operations Ghana Limited

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Drilling Operations B.V.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Block 33 Brasil Coöperatief U.A.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig North Sea AS

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig EG Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Black Sea Operations B.V.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillships Investment Operations Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Block 33 Brasil B.V.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig AS

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Offshore Management Limited

By:	/s/ Craig Strachan
Name: Craig Strachan
Title: Director

Ocean Rig Norway Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Namibia Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Cunene Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Spares Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Liberia Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Cuanza Operations Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Cubango Operations Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig UK Limited

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Ireland Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig West Africa Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Management Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Eastern Med Consultants Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillships Financing Holding Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Drillships Projects Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Bluesky Shareholders Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Bluesky Owners Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ireland Drilling Crew Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Drillship Santorini Owners Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Drillship Santorini Shareholders Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

South Africa Drilling Crew Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Drillship Crete Owners Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Drillship Crete Shareholders Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Drillship Amorgos Owners Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Drillship Amorgos Shareholders Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Congo Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Drillships Ventures Projects Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

OCR Falklands Drilling Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

OR Global Block Operators Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

OR Crewing Limited

By:	/s/ Craig Strachan
Name: Craig Strachan
Title: Director

OR Benguela Operations Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Investment Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

OR Norge Operations Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

OR Senegal Operations Inc..

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Agon Shipping Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Management Services Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ocean Rig Operations Holdings Inc.

By:	/s/ Iraklis Sbarounis
Name: Iraklis Sbarounis
Title: Attorney in fact

Ocean Rig Cayman Management Services SEZC Limited.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

Ship Investment Ocean Holdings Inc.

By:	/s/ Savvas Tournis
Name: Savvas Tournis
Title: Attorney in fact

TMS Offshore Services Ltd., as the Manager

By:	/s/ Dr. Renato Cefai
Name: Mare Services Ltd.
Title: Sole Director

Annex A
Vessels
Name of Vessel	IMO Ship Identification No.	Port of Registry
Semi-submersible "Leiv Eiriksson"	8767317	Nassau
Semi-submersible "Eirik Raude"	8765266	Nassau
Drillship "Ocean Rig Apollo"	9676981	Republic of the Marshall Islands
Drillship "Ocean Rig Athena"	9632557	Republic of the Marshall Islands
Drillship "Ocean Rig Corcovado"	9472995	Republic of the Marshall Islands
Drillship "Ocean Rig Mykonos"	9516882	Republic of the Marshall Islands
Drillship "Ocean Rig Mylos"	9632533	Republic of the Marshall Islands
Drillship "Ocean Rig Olympia"	9473004	Republic of the Marshall Islands
Drillship "Ocean Rig Paros"	9541198	Republic of Marshall Islands
Drillship "Ocean Rig Poseidon"	9516870	Republic of the Marshall Islands
Drillship "Ocean Rig Skyros"	9632545	Republic of the Marshall Islands

Exhibit A
Second Amended and Restated
Memorandum and Articles of Association of Parent

Schedule 4.2
Terms of Individual Management Agreements

DATED [●] 2017

MANAGEMENT SERVICES AGREEMENT

[OWNER]

TMS Offshore Services Ltd.

THIS MANAGEMENT SERVICES AGREEMENT (this "Agreement") is made on [●], 2017 among:
(1)	[OWNER], a corporation duly incorporated under the laws of [the Marshall Islands] and (the "Owner"); and
(2)	TMS OFFSHORE SERVICES LTD., a corporation organized under the laws of the Marshall Islands (the "Manager").
IT IS AGREED as follows:
1.          DEFINITIONS
1.1	In this Agreement save where the context otherwise requires, the following words and expressions shall have the meanings hereby assigned to them:
"Affiliate" means, with respect to any specified Person, (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
"Applicable ABAC Laws" means all laws and regulations applying to the Owner prohibiting bribery, money laundering and other related forms of corruption, including fraud, tax evasion, insider dealing and market manipulation.
"Business Day" means a day that banks are open for business in each of the Cayman Islands, London, Greece and New York.
"Commencement Date" means [●], 2017.
"Owner's Insurances" has the meaning specified in Clause 7(a).
"Management Services" means the services specified in Clause 4 and all other functions performed by the Manager under the terms of this Agreement.
"Owner" has the meaning set forth in the Preamble.
"Person" means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability Owner, trust, joint venture or other legal entity, or a governmental agency or political subdivision thereof.
"Vessel" means (a) the vessels which are described in Annex "A" attached hereto and (b) any other vessel acquired by the Owner during the term of this Agreement.
1.2	Interpretation In this Agreement:
(a)          Singular/Plural

The singular includes the plural and vice versa as the context admits or requires.
(b)          Headings
The index and headings to the clauses and exhibits to this Agreement are for convenience only and shall not affect its construction or interpretation.
2.          COMMENCEMENT AND APPOINTMENT
With effect from the Commencement Date and continuing unless and until terminated as provided herein, the Owner hereby appoints the Manager and the Manager hereby agrees to act as the Manager of the Owner in respect of the Management Services.
3.          AUTHORITY OF THE MANAGER
Subject to the terms and conditions herein provided, during the period of this Agreement the Manager shall carry out the Management Services in respect of the Owner as agents for and on behalf of the Owner. The Manager shall have authority to take such actions as it may from time to time in its absolute discretion consider to be necessary to enable it to perform the Management Services in accordance with sound management practice, including but not limited to compliance with all relevant rules and regulations.
4.          MANAGEMENT SERVICES
4.1          General Management Services.
The Manager shall manage or provide generally all commercial and administrative management services required by the Owner in connection with its business and operations (the "Services") on the terms and conditions set forth herein. The Services shall encompass all administrative and commercial functions required for the operation of the business of the Owner, (other than technical services), and shall include, without limitation the following functions:
(a)	seeking and negotiating employment for the Vessels of the Owner and the conclusion (including the execution thereof) of charter parties or other contracts relating to the employment of the Vessels;
(b)
arranging insurances for the Vessels and the general operations of the Owner, on such terms as the Owner shall have instructed or agreed, in particular regarding conditions, insured values, deductibles, franchises and limits of liability; and requirements of charter parties, financing agreements or other contracts relating to the Vessels;.

(c)	Providing services related to the financing, treasury, accounting and other day-to-day financial operations of the Owner;
(d)	retaining counsel for the Owner and otherwise coordinating the various legal services required by the Owner;
(e)	providing information technology services for the Owner;
(f)	providing manning services for the Owner;

(g)	providing commercial and marketing services for the Owner;
(h)	providing executive services for the Owner;
(i)	providing legal support services for the Owner;
(j)	providing superintendency services for the Owner;
(k)	preparing and filing all financial and other reports required for the Owner to comply with applicable securities laws, its loan and credit agreements, and the Memorandum and Articles;
(l)
providing other non-technical/operational support services for the Owner, including such services as may be required to ensure that the Owner complies with all requirements of charter parties, financing agreements or other contracts relating to the Vessel;

(m)	providing catering services for the Owner;
(n)	providing other administrative services for the Owner; and
(o)	such additional services as shall be mutually agreed by the parties.
5.          MANAGER'S OBLIGATIONS
5.1
The Manager undertakes to use its best endeavours to provide the Management Services as agents for and on behalf of the Owner in accordance with sound management practice and to protect and promote the interests of the Owner in all matters relating to the provision of services hereunder.

5.2
Without limiting in any manner its obligations under Section 5.1, the Manager shall be entitled to allocate its available supplies, manpower and services in such manner as in the prevailing circumstances the Manager in its absolute discretion considers to be fair and reasonable.

6.          OWNER'S OBLIGATIONS
6.1
The Owner shall pay all sums due to the Manager punctually in accordance with the terms of this Agreement. In the event of payment after thirty (30) days following the due date of any outstanding sums the Manager shall be entitled to charge interest at the rate of 2% per annum, unless such payment is subject to a bona fide dispute.

6.2
The Owner shall cooperate with Manager in the performance of the Services and shall not impede the Manager from performing the Services subject to the Owner's right to request fewer Management Services.

7.          INSURANCE POLICIES
The Owner shall procure, by instructing the Manager under Clause 4.1(b), that throughout the period of this Agreement:
(a)	at the Owner's expense, each Vessel is insured for not less than its sound market value or entered for its full gross tonnage, as the case may be for:

(i)	hull and machinery marine risks (including but not limited to crew negligence) and excess liabilities;
(ii)	protection and indemnity risks (including but not limited to pollution risks and diversion expenses);
(iii)	war risks (including but not limited to blocking and trapping, protection and indemnity, terrorism and crew risks); and
(iv)	such optional insurances as may be agreed (such as piracy, kidnap and ransom, loss of hire and FD & D).
Sub-clauses 7(a)(i) through 7(a)(iv) all in accordance with the best practice of prudent owners of vessels of a similar type to the Vessel, with sound and reputable insurance companies, underwriters or associations and having regard to the requirements of charter parties, financing agreements or other contracts relating to the Vessels (the "Owner's Insurances");
(b)	all premiums, deductibles, supplementary calls and/or excess supplementary calls and release calls on the Owner's Insurances are paid by their due date on a gross basis;
(c)
the Owner's Insurances name the Manager and, subject to underwriters' agreement, any third party designated by the Manager as a joint assured, with full cover. It is understood that in some cases, such as protection and indemnity, the normal terms for such cover may impose on the Manager and any such third party a liability in respect of premiums or calls arising in connection with the Owner's Insurances.

If obtainable at no additional cost, however, the Owner shall procure such insurances on terms such that neither the Manager nor any such third party shall be under any liability in respect of premiums or calls arising in connection with the Owner's Insurances. In any event, on termination of this Agreement in accordance with Clause 14 and Clause 15, the Owner shall procure that the Manager and any third party designated by the Manager as joint assured shall cease to be joint assured and, if reasonably achievable, that they shall be released from any and all liability for premiums and calls that may arise in relation to the period of this Agreement; and
(d)
written evidence is provided, to the reasonable satisfaction of the Manager, of the Owners' compliance with their obligations under this Clause 7 within a reasonable time of the commencement of the Agreement, and of each renewal date and, if specifically requested, of each payment date of the Owner's Insurances, it being understood that the Manager shall arrange for insurance per Clause 4.1(b) and Clause 7.

8.          FEES AND EXPENSES
8.1
Fixed Daily Cash Payments The Owner will pay to the Manager a daily fee of U.S. $300 per day (the "Fixed Daily Cash Payments"), plus reasonable out-of-pocket expenses (including professionals' fees and expenses), travel expenses and expenses in connection with the performance of the

Management Services and consistent with the policies of the Owner at the time of the transaction, which shall be invoiced monthly and supported by relevant documentation, including but not limited to expenses incurred pursuant to Section 12. For the avoidance of doubt, the Fixed Daily Cash Payments shall not be reduced by the Owner in the event the Owner requests fewer services than are required to be performed under this Agreement. The Fixed Daily Cash Payments shall be paid on the first day of each month in advance.
8.2          [RESERVED].
8.3	Other Fees The Owner shall, at its election provided in writing to the Manager, pursue services at the following rates with the Manager:
(a)	a fee of $35 per person per day for offshore personnel provided through the Manager, such offshore personnel's wages and related expenses being the responsibility of the Owner;
(b)
a fee of $50 per person per day for catering services provided through the Manager, the wages and related expenses of the personnel providing such catering services, including provisions, but excluding travel expenses, being the responsibility of the Manager; and

(c)
a fee of $2,000 per person per day for superintendent attendance offshore provided by the Manager, the wages and related expenses of the personnel providing such superintendent services, excluding travel expenses, being the responsibility of the Manager.

For the avoidance of doubt the Owner shall remain responsible for any travel expenses associated with the provision of these services.
8.4	Additional Other Fees The Owner shall pay such other fees as shall be provided for under this Agreement to the extent approved by the Owner.
9.          [RESERVED]
10.          MANAGER'S RIGHT TO SUB-CONTRACT
The Manager shall not subcontract any of its obligations hereunder without the prior written consent of the Owner which shall not be unreasonably withheld. In the event of such a subcontract the Manager shall remain fully liable for the due performance of its obligations under this Agreement. Notwithstanding the foregoing, the Manager may subcontract any of its obligations hereunder to any Affiliate of the Manager without limitation, provided, however, that, unless the Owner provides its prior written consent (not to be unreasonably withheld), to the novation of the Manager's responsibilities and obligations to the relevant subcontractor, the Manager remain fully liable for the due performance of its obligations under this Agreement. Notwithstanding anything to the contrary herein, the Manager shall not be entitled to reimbursement for out-of-pocket fees, expenses or other amounts paid to a third party or subcontractor in connection with the provision of the Management Services.
11.          RESPONSIBILITIES
11.1          Force Majeure
(a)
Neither party shall be liable for any loss, damage or delay due to any of the following force majeure events and/or conditions to the extent that the party invoking force majeure is prevented or hindered from performing any or all of their obligations under this Agreement, provided they have made all reasonable efforts to avoid, minimize or prevent the effect of such events and/or conditions:

(i)	of God;
(ii)	any Government requisition, control, intervention, requirement or interference;
(iii)	any circumstances arising out of war, threatened act of war or warlike operations, acts of terrorism, sabotage or piracy, or the consequences thereof;
(iv)	riots, civil commotion, blockades or embargoes;
(v)	epidemics;
(vi)	earthquakes, landslides, floods or other extraordinary weather conditions;
(vii)	strikes, lockouts or other industrial action, unless limited to the employees of the party seeking to invoke force majeure;
(viii)	fire, accident, explosion except where caused by negligence of the party seeking to invoke force majeure; and
(ix)	any other similar cause beyond the reasonable control of either party.
11.2
Liability

The Manager shall have no liability whatsoever to the Owner for any loss, damage, delay or expense of whatsoever nature, whether direct or indirect, and howsoever arising in the course of performance of the services under this Agreement, unless same is proved to have resulted from the wilful default of the Manager or its employees or agents, or sub-contractors employed by the Manager.

11.3
Indemnity

Except with respect to any amount for which the Manager would be liable to the Owner under Clause 11.2, the Owner hereby undertakes to indemnify the Manager and its officers, directors, former directors, employees, partners, members, agents, attorneys, financial advisors or other professionals, representatives and advisers, and hold each of them harmless against all actions, proceedings, claims, demands or liabilities whatsoever or howsoever arising which may be brought against them or incurred or suffered by or arising out of or in connection with the performance of this Agreement or any prior management agreement between the Manager and the Owner, and against and in respect of all costs, loss, damages and expenses (including legal costs and expenses on a full indemnity basis) which the Manager and its officers, directors, former directors, employees, partners, members, agents, attorneys, financial advisors or other professionals, representatives and advisers may suffer or incur (directly or indirectly) in the course of performance of this Agreement or any prior management agreement between the Manager and Owner.
12.          GENERAL ADMINISTRATION
12.1
The Manager shall keep the Owner informed in a timely manner of any incident of which the Manager becomes aware which gives or may give rise to delay to the Vessel or claims or disputes involving third parties or any material non-compliance with the requirements of any charter party or other contract relating to the Vessel.

12.2
The Manager shall handle and settle all claims and disputes arising out of the Management Services hereunder, unless the Owner instructs the Manager otherwise. The Manager shall keep the Owner appropriately informed in a timely manner throughout the handling of such claims and disputes.

12.3	The Owner may request the Manager to bring or defend other actions, suits or proceedings related to the Management Services on terms to be agreed.
12.4
The Manager shall have power to obtain appropriate legal or technical or other outside expert advice in relation to the handling and settlement of claims in relation to Clauses 12.1 and 12.2 and disputes and any other matters affecting the interests of the Owner in respect of any Vessel, unless the Owner instructs the Manager otherwise.

On giving reasonable notice, the Owner may request, and the Manager shall in a timely manner make available, all documentation, information and records in respect of the matters covered by this Agreement and/or the Management Services that is reasonably requested by the Owner.
On giving reasonable notice, the Manager may request, and the Owner shall in a timely manner make available, all documentation, information and records reasonably required by the Manager to enable it to perform the Management Services.
12.5	The Owner shall arrange for the provision of any necessary guarantee bond or other security in connection with disputes referred to in Clause 12.2.
13.          COMPLIANCE WITH LAWS AND REGULATIONS
The parties will not do or permit to be done anything which would, or would be reasonably expected to: (a) cause any breach or infringement of the laws and regulations to which the Owner is subject; or (b) violate the Owner's policies and procedures designed to ensure compliance with Applicable ABAC Laws.
14.          DURATION OF THE AGREEMENT
14.1
The initial term of this Agreement shall be ten (10) years commencing on the Commencement Date. Thereafter, unless terminated earlier in accordance with Clause 15, the term of this Agreement shall automatically renew for successive one (1) year terms upon approval of the board of directors of the Owner, which approval shall be given at least ninety (90) days prior to the expiration of the then existing term.
14.2
Where any Vessel is not at a mutually convenient port or place on the expiry of such period, this Agreement shall terminate on the subsequent arrival of the Vessel at the next mutually convenient port or place.

15.          TERMINATION
15.1          This Agreement may be terminated by the Owner or the Manager at any time.
16.          DISPUTE RESOLUTION
16.1
All disputes arising out of this Agreement shall be arbitrated in London, England in the following manner. One arbitrator is to be appointed by the Owner, another is to be appointed by the Manager, and a third is to be appointed by the two foregoing appointed arbitrators. Their decision or that of any two of them shall be final and for the purpose of enforcing any award, this Agreement may be made a rule of the court. The arbitrators shall be commercial persons, conversant with shipping matters. Such arbitration is to be conducted in accordance with the rules of the London Maritime Arbitrators Association terms current at the time when the arbitration proceeding are commenced and in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof.

In the event that the Owner or the Manager shall state a dispute and designate an arbitrator, in writing, the other party shall have thirty (30) Business Days to designate its arbitrator, failing which the appointed arbitrator can render an award hereunder.
Until such time as the arbitrators finally close the hearings, either the Owner or the Manager shall have the right by written notice served on the arbitrators and on the other party to specify further disputes or differences under this Agreement for hearing and determination.
The arbitrators may grant any relief, and render an award, which they or a majority of them deem just and equitable and within the scope of the Agreement of the parties, including but not limited to the posting of security. Awards pursuant to this Clause may include costs, including a reasonable allowance for attorneys' fees and judgments may be entered upon any award made herein in any court having jurisdiction.
17.          RESERVED.
18.          NOTICES
18.1
All notices given by either party or their agents to the other party or their agents in accordance with the provisions of this Agreement shall be in writing and shall, unless specifically provided in this Agreement to the contrary, be sent to the address for that other party as set out below or as appropriate or to such other address as the other party may designate in writing.

(a)	in the case of the Owner, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104 Cayman Islands; or
(b)	in the case of the Manager, [●].

A notice may be sent by registered or recorded mail, facsimile, electronically or delivered by hand in accordance with this Clause 18.1.
18.2	Any notice given under this Agreement shall take effect on receipt by the other party and shall be deemed to have been received:
(a)	if posted, on the seventh (7th) day after posting;
(b)	if sent by facsimile or electronically, on the day of transmission; and
(c)	if delivered by hand, on the day of delivery.
And in each case proof of posting, handing in or transmission shall be proof the notice has been given, unless proven to the contrary.
19.          PARTIAL VALIDITY
If any provision of this Agreement is or becomes or is held by any arbitrator or other competent body to be illegal, invalid or unenforceable in any respect under any law or jurisdiction, the provision shall be deemed to be amended to the extent necessary to avoid such illegality, invalidity or unenforceability, or, if such amendment is not possible, the provision shall be deemed to be deleted from this Agreement to the extent of such illegality, invalidity or unenforceability, and the remaining provisions shall continue in full force and effect and shall not in any way be affected or impaired thereby.
20.          AMENDMENTS AND WAIVERS
The terms of this Agreement may be amended by the Manager with the consent of the Owner as of the date such amendment is proposed.
21.          CONFIDENTIALITY
21.1
Except as may be required by applicable law, any non-public or confidential information relating to the business or affairs of the Owner or the Owner's principals obtained by the Manager in the performance of this Agreement shall be kept strictly confidential by the Manager and its Affiliates and subcontractors.

21.2	Except as may be required by applicable law this Agreement including all terms, detailed conditions and period is to be kept private and confidential and beyond the reach of any third party.
21.3
Except as may be required by applicable law, any non-public or confidential information relating to the business or affairs of the Manager and/or the Manager's principals obtained by the Owner or the Owner's principals and not relating to the Owner, its business or its assets (which would be covered by Clause 21.1) in the performance of this Agreement shall be kept strictly confidential.

22.          [RESERVED]
23.          GOVERNING LAW
This Agreement shall be governed by and construed in accordance with English law.

24.          THIRD PARTY RIGHTS
Except to the extent provided in Clause 11.2, no third parties may enforce any term of this Agreement.
25.          SURVIVAL
The provisions of Clauses 11.2, 11.3, 15, 16, 21, 23, 24, 25 and 26 shall survive cancellation or termination of this Agreement, howsoever caused.
26.          ASSIGNMENTS
26.1	The Owner may, without the consent of the Manager, assign its rights hereunder to its lenders by way of security for borrowings
26.2
The Manager may assign its rights and delegate its responsibilities hereunder to any of its Affiliates, provided, however, that, unless the Owner provides its prior written consent (not to be unreasonably withheld), to the novation of the Manager's responsibilities and obligations to the relevant Affiliate, the Manager shall remain responsible for the proper performance of this Agreement.

27.          COUNTERPARTS
27.1          This Agreement may be executed in any number of counterparts and:
(a)	each such counterpart shall be deemed to be an original;
(b)	all such counterparts shall constitute one and the same document; and
(c)	each Person executing a counterpart shall become a Party.
27.2	Transmission by fax or emailed scanned copy of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

THIS AGREEMENT has been entered into and takes effect on the date stated at the beginning of it.
[INSERT NAME OF OWNER]

By:
Name:
Title:

TMS Offshore Services Limited, as the Manager

By:
Name:
Title:

Annex A

Vessels

[To Come]

Schedule 9.3
Power of Attorney
THIS POWER OF ATTORNEY is granted on __________20__.
1.
Capitalised terms used herein and not otherwise defined shall have the meaning set out in the management services agreement relating to Ocean Rig UDW Inc. dated  __________20__, as amended from time to time, (the "MSA").

2.
I/we, [●] of [●], hereby irrevocably and unconditionally appoint and give full power of attorney to each of (i) Ocean Rig UDW Inc. (the "Parent"), and (ii) each Lender Director (as that term is defined in the memorandum and articles of association of the Parent) of the Parent as appointed from time to time, each of them acting individually, with full power of substitution (each, an "Attorney") to perform all acts and sign all deeds, agreements and other documents to be signed by me/us, in my capacity as holder of Restricted Shares, that would be necessary, required or useful in order to surrender Restricted Shares in accordance with the MSA, including, but without limitation:

(a)
delivering, or causing to be delivered to the Parent: (i) a stock transfer form in respect of the Surrendered Shares; and (ii) an indemnity in respect of any share certificates (if any) issued in respect of the Surrendered Shares; and

(b)
to do all such other acts and things and to approve, execute (as a deed or otherwise) and deliver all such other documents as my/our Attorney shall consider necessary or desirable for the purposes set out in this power of attorney.

3.	This power of attorney is irrevocable and given by way of security to secure a proprietary interest of my/our Attorney.
4.	This power of attorney shall not be revoked by me/us without the consent of my Attorney or by my/our bankruptcy or insolvency.
5.	Without prejudice to clause 6, this power of attorney shall remain in force until my/our rights and obligations under the MSA have terminated.
6.	I undertake to ratify whatever my Attorney does or lawfully causes to be done under the authority or purported authority of this power of attorney.
7.	This power of attorney is governed by, and shall be construed in accordance with, Cayman Islands law.
8.	This deed is delivered on the date written at the start of this deed.

EXECUTED and DELIVERED as a deed

Signed as a deed by	)
________________	)
in the presence of:	)

Signature of witness
Name of witness
Address of witness